UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

Build-A-Bear Workshop, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

415 South 18th St., St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

(314) 423-8000
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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BBW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

Build-A-Bear Workshop, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on June 12, 2025. The following proposals were submitted by the Company’s Board of Directors (the “Board”) to a vote of the Company’s stockholders and the final results of the voting on each proposal are noted below.

Proposal 1.Election of Directors

The following two directors were nominated to serve for three-year terms expiring at the 2028 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The two directors, as indicated below, were elected as directors of the Company by the requisite affirmative vote of the majority of votes cast in person or by proxy.

Nominee	For	Against	Abstain	Broker Non-Votes
Richard Johnson	8,389,249	97,891	140,932	2,004,375
Craig Leavitt	7,662,877	822,274	142,921	2,004,375

Proposal 2.Ratification of Appointment of Independent Accountants

The stockholders were asked to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026. The appointment was approved by the requisite affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

For	Against	Abstain	Broker Non-Votes
10,410,350	78,806	143,291	—

Proposal 3.Advisory Vote Approving Executive Compensation

The stockholders were asked to approve the executive compensation as disclosed in the Proxy Statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The proposal was approved by the requisite affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

For	Against	Abstain	Broker Non-Votes
7,536,532	780,012	311,528	2,004,375

Item 8.01.Other Events.

On June 12, 2025, following the expiration of the term of Robert Dixon at the Annual Meeting, the Board decreased the size of the Board to six (6) members.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC

Date: June 13, 2025	By:	/s/ Eric Fencl
Name: Eric Fencl
Title: Chief Administrative Officer, General Counsel and Secretary

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